Fourth Quarter 2024 Investor Supplement

Corporate Highlights
•Refinanced a portion of our outstanding convertible debt, raising $150 million of 7.75% convertible senior notes with a 100% conversion premium due in 2028 and repurchased $158 million in principal amount of our existing 0% convertible notes due in 2026 for approximately $0.95 on the dollar.
•Fastly named a Leader in the IDC MarketScape: Worldwide Edge Delivery Services 2024 Vendor Assessment (November 2024). This is the second time Fastly has been named a Leader in an IDC MarketScape report.
•Fastly named to the 2025 Newsweek Excellence Index, a list of the top 1000 companies that have demonstrated best practices in stakeholder ratings, social responsibility, and financial responsibility.
•Fastly Bot Management won a 2025 DEVIES Award for the Best Innovation in AppSecOps.

Product Innovation and Developments
•Launched Fastly DDoS Protection to automatically detect and mitigate disruptive and distributed attacks against applications and APIs.
•Released Fastly AI Accelerator to GA and expanded compatibility to leading LLMs, including OpenAI ChatGPT and Google Gemini.
•Launched Fastly Object Storage, an S3-compatible large object storage solution with zero egress fees, allowing users to store and access large files with a familiar footprint.
•Added Log Explorer & Insights to Fastly Observability packages to help users unlock valuable insights within log data.
•Made it easier for customers to purchase Fastly products with in-app purchases for Fastly DDoS Protection, Object Storage, and AI Accelerator.

Calculations of Key and Other Selected Metrics – Quarterly (unaudited)
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Revenue by Product (in millions):
Network Services Revenue	$94.3	$98.5	$102.5	$109.8	$106.0	$104.2	$107.4	$110.1
Security Revenue	$21.2	$22.5	$23.3	$25.8	$24.6	$25.4	$26.2	$26.9
Other Revenue	$2.0	$1.8	$1.9	$2.2	$2.9	$2.8	$3.6	$3.6
Total Revenue	$117.6	$122.8	$127.8	$137.8	$133.5	$132.4	$137.2	$140.6
Key Metrics:
Enterprise Customer Count(1)	540	551	547	578	577	601	576	596
Enterprise Customer Revenue %	91%	92%	92%	92%	91%	91%	92%	93%
Total Customer Count(1)	3,100	3,072	3,102	3,243	3,290	3,295	3,638	3,061
Top Ten Customer Revenue %	35%	37%	40%	40%	38%	34%	33%	32%
LTM Net Retention Rate (NRR)(2)	116%	116%	114%	113%	114%	110%	105%	102%
Annual Revenue Retention Rate (ARR)(4)	—%	—%	—%	99.2%	—%	—%	—%	99.0%
Remaining Performance Obligation (RPO)(3)	$242.4	$230.9	$247.6	$235.7	$227.0	$223.1	$235.4	$244.4
Exhibit 99.2

Customer and Partner Highlights
•Customer packages grew over 60% year-over-year and those involving new logos grew 70% year-over-year. In 2024, customer packages grew over 150%.
•Insurance Auto Auctions, an RB Global company and a global marketplace for insights, services, and transaction solutions for commercial assets and vehicles, selected Fastly’s Network Services offerings.
•Instructure, an education technology company, selected Fastly’s Next-Gen WAF for its Credentials and Learner Mobility products.
•Hacomono, an all-in-one management system for wellness/sports facilities, selected Fastly’s Next-Gen WAF offerings.

Key Metrics Highlights
•Enterprise customer1 count was 596 in the fourth quarter, up 20 from the third quarter of 2024.
•Fastly's top ten customers accounted for 32% of revenue in the fourth quarter compared to 40% in the fourth quarter of 2023.
•Last 12-month net retention rate (LTM NRR)2 decreased to 102% in the fourth quarter from 105% in the third quarter of 2024.
•Remaining performance obligations (RPO)3 were $244 million, up 4% from $235 million in the third quarter of 2024.
•Annual revenue retention rate (ARR)4 was 99.0% in 2024, decreasing from 99.2% in 2023.
First Quarter and Full Year 2025 Guidance:

	Q1 2025	Full Year 2025
Total Revenue (millions)	$136.0 - $140.0	$575.0 - $585.0
Non-GAAP Operating Loss (millions)(5)	($11.0) - ($7.0)	($15.0) - ($9.0)
Non-GAAP Net Loss per share (6)(7)	($0.09) - ($0.05)	($0.15) - ($0.09)

Key Metrics
1.Our number of customers is calculated based on the number of separate identifiable operating entities with which we have a billing relationship in good standing, from which we recognized revenue during the current quarter. Our enterprise customers are defined as those with annualized current quarter revenue in excess of $100,000. This is calculated by taking the revenue for each customer within the quarter and multiplying it by four. During the fourth quarter of 2024, we identified an immaterial error in the historical calculation of our total customer count related to our online self-service customers. Revenue that would have been recorded for these customers was less than $0.1 million for the quarter ended December 31, 2024. Due to the immateriality, we have not revised prior periods.
2.We calculate LTM Net Retention Rate by dividing the total customer revenue for the prior twelve-month period (“prior 12-month period”) ending at the beginning of the last twelve-month period (“LTM period”) minus revenue contraction due to billing decreases or customer churn, plus revenue expansion due to billing increases during the LTM period from the same customers by the total prior 12-month period revenue. We believe the LTM Net Retention Rate is supplemental as it removes some of the volatility that is inherent in a usage-based business model.
3.Remaining performance obligations include future committed revenue for periods within current contracts with customers, as well as deferred revenue arising from consideration invoiced for which the related performance obligations have not been satisfied.
4.Annual Revenue Retention rate is calculated by first calculating "Annual Revenue Churn", which is calculated by multiplying the final full month of revenue from a customer that terminated its contract with us, (a "Churned Customer") by the number of months remaining in the same calendar year. Our ARR rate is calculated by subtracting the quotient of the Annual Revenue Churn from all of our Churned Customers from which we recognized revenue during the last quarter of the prior year divided by our annual revenue of the same calendar year from 100%. Our ARR was 99.0%, down 0.2% year-over-year.
5.For a reconciliation of non-GAAP financial measures to their corresponding GAAP measures, please refer to the reconciliation table at the end of this supplement.
6.Assumes weighted average basic shares outstanding of 143.4 million in Q1 2025 and 147.1 million for the full year 2025.
7. Non-GAAP Net Loss per share is calculated as Non-GAAP Net Loss divided by weighted average basic shares for 2025.

Forward-Looking Statements

This investor supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended, about us and our industry that involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or Fastly's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates,” “going to,” "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "continue," “would,” or the negative of these words or other similar terms or expressions that concern Fastly's expectations, goals, strategy, priorities, plans, projections, or intentions. Forward-looking statements in this investor supplement include, but are not limited to, statements regarding Fastly’s future financial and operating performance, including its outlook and guidance; the performance of our existing and new products and product enhancements; the capabilities of Fastly Next-Gen WAF, Fastly Bot Management, Fastly DDoS Protection, Fastly AI Accelerator, Fastly Object Storage, and Log Explorer & Insights; expectations regarding customer experiences with Fastly's in-app purchases; and Fastly's strategies, product and business plans. Fastly's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility that: Fastly is unable to attract and retain customers; Fastly's existing customers and partners do not maintain or increase usage of Fastly's platform; Fastly's platform and product features do not meet expectations, including due to defects, interruptions, security breaches, delays in performance or other similar problems; Fastly is unable to adapt to meet evolving market and customer demands and rapid technological change; Fastly is unable to comply with modified or new industry standards, laws and regulations; Fastly is unable to generate sufficient revenues to achieve or sustain profitability; Fastly’s limited operating history makes it difficult to evaluate its prospects and future operating results; Fastly is unable to effectively manage its growth; and Fastly is unable to compete effectively. The forward-looking statements contained in this investor supplement are also subject to other risks and uncertainties, including those more fully described in Fastly’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, and additional information set forth in Fastly's Annual Report on Form

10-K for the year ended December 31, 2024 and other filings and reports that Fastly may file from time to time with the SEC. The forward-looking statements in this investor supplement are based on information available to Fastly as of the date hereof, and Fastly disclaims any obligation to update any forward-looking statements, except as required by law.
Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with accounting principles generally accepted in the United States ("GAAP"), the Company uses the following non-GAAP measures of financial performance: non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss), non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, non-GAAP general and administrative, free cash flow and adjusted EBITDA. The presentation of this additional financial information is not intended to be considered in isolation from, as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. These non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. In addition, these non-GAAP financial measures may be different from the non-GAAP financial measures used by other companies. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. Management compensates for these limitations by reconciling these non-GAAP financial measures to the most comparable GAAP financial measures within our earnings releases.
Non-GAAP gross profit, non-GAAP gross margin, non-GAAP operating loss, non-GAAP net income (loss) and non-GAAP basic and diluted net income (loss) per common share, non-GAAP research and development, non-GAAP sales and marketing, and non-GAAP general and administrative differ from GAAP in that they exclude stock-based compensation expense, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, net gain on extinguishment of debt, impairment expense and amortization of debt discount and issuance costs.
Adjusted EBITDA: excludes stock-based compensation expense, depreciation and other amortization expenses, amortization of acquired intangible assets, acquisition-related expenses, executive transition costs, interest income, interest expense, including amortization of debt discount and issuance costs, net gain on extinguishment of debt, impairment expense, other income (expense), net, and income taxes.
Acquisition-Related Expenses: consists of acquisition-related charges that are not related to ongoing operations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because these charges may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Acquired Intangible Assets: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases and acquisitions. Management considers its operating results without this activity when evaluating its ongoing non-GAAP performance and its adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and acquisitions and may not be reflective of our core business, ongoing operating results, or future outlook.
Amortization of Debt Discount and Issuance Costs: consists primarily of amortization expense related to our debt obligations. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook. These are included in our total interest expense.
Capital Expenditures: consists of cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
Depreciation and Other Amortization Expense: consists of non-cash charges that can be affected by the timing and magnitude of asset purchases. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because these charges are non-cash expenses that can be affected by the timing and magnitude of asset purchases and may not be reflective of our core business, ongoing operating results, or future outlook.
Executive Transition Costs: consists of one-time cash and non-cash charges recognized with respect to changes in our executive’s employment status. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.

Free Cash Flow: calculated as net cash used in operating activities less purchases of property and equipment, net of proceeds from sale of property and equipment, principal payments of finance lease liabilities, capitalized internal-use software costs and advance payments made related to capital expenditures. Management specifically identifies adjusting items in the reconciliation of GAAP to non-GAAP financial measures. Management considers non-GAAP free cash flow to be a profitability and liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that can possibly be used for investing in Fastly's business and strengthening its balance sheet, but it is not intended to represent the residual cash flow available for discretionary expenditures. The presentation of non-GAAP free cash flow is also not meant to be considered in isolation or as an alternative to cash flows from operating activities as a measure of liquidity.
Impairment Expense: consists of charges related to our long-lived assets. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Income Taxes: consists primarily of expenses recognized related to state and foreign income taxes. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Expense: consists primarily of interest expense related to our debt instruments, including amortization of debt discount and issuance costs. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Interest Income: consists primarily of interest income related to our marketable securities. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Net Gain on Debt Extinguishment: relates to net gain on the partial repurchase of our outstanding convertible debt. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Other Income (Expense), Net: consists primarily of foreign currency transaction gains and losses. Management considers its operating results without this activity when evaluating its ongoing adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Restructuring Charges: consists primarily of employee-related severance and termination benefits related to management's restructuring plan that resulted in a reduction in our workforce. Management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance because it is not believed by management to be reflective of our core business, ongoing operating results or future outlook.
Stock-Based Compensation Expense: consists of expenses for stock options, restricted stock units, performance awards, restricted stock awards and Employee Stock Purchase Plan ("ESPP") under our equity incentive plans. Although stock-based compensation is an expense for the Company and is viewed as a form of compensation, management considers its operating results without this activity when evaluating its ongoing non-GAAP net income (loss) performance and its adjusted EBITDA performance, primarily because it is a non-cash expense not believed by management to be reflective of our core business, ongoing operating results, or future outlook. In addition, the value of some stock-based instruments is determined using formulas that incorporate variables, such as market volatility, that are beyond our control.
Management believes these non-GAAP financial measures and adjusted EBITDA serve as useful metrics for our management and investors because they enable a better understanding of the long-term performance of our core business and facilitate comparisons of our operating results over multiple periods and to those of peer companies, and when taken together with the corresponding GAAP financial measures and our reconciliations, enhance investors' overall understanding of our current financial performance.
In the financial tables below, the Company provides a reconciliation of the most comparable GAAP financial measure to the historical non-GAAP financial measures used in this investor supplement.

Consolidated Statements of Operations – Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Revenue	$117,564	$122,831	$127,816	$137,777	$133,520	$132,371	$137,206	$140,579
Cost of revenue(1)	57,310	58,617	61,730	62,003	60,286	59,470	62,466	65,516
Gross profit	60,254	64,214	66,086	75,774	73,234	72,901	74,740	75,063
Operating expenses:
Research and development(1)	37,431	37,421	39,068	38,270	38,248	35,106	31,884	32,742
Sales and marketing(1)	44,271	47,797	51,043	48,662	49,607	52,959	45,994	50,050
General and administrative (1)	25,827	28,823	30,001	31,426	31,639	28,433	27,173	26,154
Impairment expense	—	—	4,316	—	—	3,137	559	448
Restructuring charges	—	—	—	—	—	—	9,720	—
Total operating expenses	107,529	114,041	124,428	118,358	119,494	119,635	115,330	109,394
Loss from operations	(47,275)	(49,827)	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)	(34,331)
Net gain on extinguishment of debt	—	36,760	—	15,656	—	—	—	1,365
Interest income	4,186	4,508	4,908	4,584	3,848	3,937	3,819	3,267
Interest expense	(1,213)	(1,232)	(862)	(744)	(579)	(464)	(473)	(1,231)
Other income (expense), net	(250)	(803)	(16)	(763)	(89)	193	(317)	(815)
Loss before income tax expense (benefit)	(44,552)	(10,594)	(54,312)	(23,851)	(43,080)	(43,068)	(37,561)	(31,745)
Income tax expense (benefit)	135	110	(1)	(465)	347	661	455	1,141
Net loss	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)
Net loss per share attributable to common stockholders, basic and diluted	$(0.36)	$(0.08)	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)	$(0.23)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	125,418	127,863	129,873	131,843	134,587	137,444	139,237	141,085
__________
(1)Includes stock-based compensation expense as follows:

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Cost of revenue	$2,681	$2,837	$2,860	$3,278	$2,779	$2,044	$1,911	$1,910
Research and development	11,481	12,205	12,122	12,019	10,323	7,983	7,378	7,922
Sales and marketing	6,705	9,877	9,061	8,060	7,843	7,058	7,113	7,047
General and administrative	7,284	12,073	11,670	12,090	10,876	9,063	8,614	8,066
Total	$28,151	$36,992	$35,713	$35,447	$31,821	$26,148	$25,016	$24,945

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Gross Profit
GAAP gross Profit	$60,254	$64,214	$66,086	$75,774	$73,234	$72,901	$74,740	$75,063
Stock-based compensation	2,681	2,837	2,860	3,278	2,779	2,044	1,911	1,910
Amortization of acquired intangible assets	2,475	2,475	2,475	2,475	2,475	2,475	2,475	2,475
Non-GAAP gross profit	65,410	69,526	71,421	81,527	78,488	77,420	79,126	79,448
GAAP gross margin	51.3%	52.3%	51.7%	55.0%	54.8%	55.1%	54.5%	53.4%
Non-GAAP gross margin	55.6%	56.6%	55.9%	59.2%	58.8%	58.5%	57.7%	56.5%

Research and development
GAAP research and development	37,431	37,421	39,068	38,270	38,248	35,106	31,884	32,742
Stock-based compensation	(11,481)	(12,205)	(10,426)	(11,728)	(10,323)	(7,983)	(7,378)	(7,922)
Executive transition costs	—	—	(2,406)	(385)	—	—	—	—
Non-GAAP research and development	25,950	25,216	26,236	26,157	27,925	27,123	24,506	24,820

Sales and marketing
GAAP sales and marketing	44,271	47,797	51,043	48,662	49,607	52,959	45,994	50,050
Stock-based compensation	(6,705)	(9,877)	(9,061)	(8,060)	(7,843)	(7,058)	(7,113)	(7,047)
Amortization of acquired intangible assets	(2,575)	(2,575)	(2,576)	(2,300)	(2,300)	(2,301)	(2,300)	(2,299)
Non-GAAP sales and marketing	34,991	35,345	39,406	38,302	39,464	43,600	36,581	40,704

General and administrative
GAAP general and administrative	25,827	28,823	30,001	31,426	31,639	28,433	27,173	26,154
Stock-based compensation	(7,284)	(12,073)	(11,670)	(12,090)	(10,876)	(9,063)	(8,614)	(8,066)
Non-GAAP general and administrative	18,543	16,750	18,331	19,336	20,763	19,370	18,559	18,088

Operating loss
GAAP operating loss	(47,275)	(49,827)	(58,342)	(42,584)	(46,260)	(46,734)	(40,590)	(34,331)
Stock-based compensation	28,151	36,992	34,017	35,156	31,821	26,148	25,016	24,945
Restructuring charges	—	—	—	—	—	—	9,720	—
Executive transition costs	—	—	2,406	385	—	—	—	—
Amortization of acquired intangible assets	5,050	5,050	5,051	4,775	4,775	4,776	4,775	4,774
Impairment expense	—	—	4,316	—	—	3,137	559	448
Non-GAAP operating loss	(14,074)	(7,785)	(12,552)	(2,268)	(9,664)	(12,673)	(520)	(4,164)

Net loss
GAAP net loss	(44,687)	(10,704)	(54,311)	(23,386)	(43,427)	(43,729)	(38,016)	(32,886)
Stock-based compensation	28,151	36,992	34,017	35,156	31,821	26,148	25,016	24,945
Restructuring charges	—	—	—	—	—	—	9,720	—
Executive transition costs	—	—	2,406	385	—	—	—	—
Amortization of acquired intangible assets	5,050	5,050	5,051	4,775	4,775	4,776	4,775	4,774
Net gain on extinguishment of debt	—	(36,760)	—	(15,656)	—	—	—	(1,365)
Impairment expense	—	—	4,316	—	—	3,137	559	448
Amortization of debt issuance costs	716	803	502	456	354	349	358	318
Non-GAAP net income (loss)	$(10,770)	$(4,619)	$(8,019)	$1,730	$(6,477)	$(9,319)	$2,412	$(3,766)

GAAP net loss per common share — basic and diluted	$(0.36)	$(0.08)	$(0.42)	$(0.18)	$(0.32)	$(0.32)	$(0.27)	$(0.23)
Non-GAAP net income (loss) per common share — basic and diluted	$(0.09)	$(0.04)	$(0.06)	$0.01	$(0.05)	$(0.07)	$0.02	$(0.03)
Weighted average basic common shares	125,418	127,863	129,873	131,843	134,587	137,444	139,237	141,085
Weighted average diluted common shares	125,418	127,863	129,873	141,162	134,587	137,444	143,415	141,085

Reconciliation of GAAP to Non-GAAP Financial Measures - Quarterly (Continued)
(unaudited, in thousands, except per share amounts)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Reconciliation of GAAP to Non-GAAP diluted shares:
GAAP diluted shares	125,418	127,863	129,873	131,843	134,587	137,444	139,237	141,085
Other dilutive equity awards	—	—	—	9,319	—	—	4,178	—
Non-GAAP diluted shares	125,418	127,863	129,873	141,162	134,587	137,444	143,415	141,085
Non-GAAP diluted net income (loss) per share	(0.09)	(0.04)	(0.06)	0.01	(0.05)	(0.07)	0.02	(0.03)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Adjusted EBITDA
GAAP net loss	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)
Stock-based compensation	28,151	36,992	34,017	35,156	31,821	26,148	25,016	24,945
Depreciation and other amortization	12,179	13,030	13,202	13,727	13,400	13,443	13,781	13,911
Amortization of acquired intangible assets	5,050	5,050	5,051	4,775	4,775	4,776	4,775	4,775
Amortization of debt discount and issuance costs	716	803	502	456	354	349	358	318
Restructuring charges	—	—	—	—	—	—	9,720	—
Executive transition costs	—	—	2,406	385	—	—	—	—
Net gain on extinguishment of debt	—	(36,760)	—	(15,656)	—	—	—	(1,365)
Impairment expense	—	—	4,316	—	—	3,137	559	448
Interest income	(4,186)	(4,508)	(4,908)	(4,584)	(3,848)	(3,937)	(3,819)	(3,267)
Interest expense	497	429	360	288	225	115	115	913
Other (income) expense, net	250	803	16	763	89	(193)	317	815
Income tax (benefit) expense	135	110	(1)	(465)	347	661	455	1,141
Adjusted EBITDA	$(1,895)	$5,245	$650	$11,459	$3,736	$770	$13,261	$9,747

Non-GAAP Consolidated Statements of Operations - Quarterly
(unaudited, in thousands, except per share amounts)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Revenue	$117,564	$122,831	$127,816	$137,777	$133,520	$132,371	$137,206	$140,579
Cost of revenue (1)(2)	52,154	53,305	56,395	56,250	55,032	54,951	58,080	61,131
Gross profit (1)(2)	65,410	69,526	71,421	81,527	78,488	77,420	79,126	79,448
Operating expenses:
Research and development(1)(3)	25,950	25,216	26,236	26,157	27,925	27,123	24,506	24,820
Sales and marketing(1)(2)	34,991	35,345	39,406	38,302	39,464	43,600	36,581	40,704
General and administrative (1)	18,543	16,750	18,331	19,336	20,763	19,370	18,559	18,088
Total operating expenses(1)(2)(3)(4)(5)	79,484	77,311	83,973	83,795	88,152	90,093	79,646	83,612
Loss from operations(1)(2)(3)(4)(5)	(14,074)	(7,785)	(12,552)	(2,268)	(9,664)	(12,673)	(520)	(4,164)
Interest income	4,186	4,508	4,908	4,584	3,848	3,937	3,819	3,267
Interest expense(6)	(497)	(429)	(360)	(288)	(225)	(115)	(115)	(913)
Other income (expense), net	(250)	(803)	(16)	(763)	(89)	193	(317)	(815)
Income (loss) before income tax expense (benefit)(1)(2)(3)(4)(5)(6)(7)	(10,635)	(4,509)	(8,020)	1,265	(6,130)	(8,658)	2,867	(2,625)
Income tax expense (benefit)	135	110	(1)	(465)	347	661	455	1,141
Net income (loss)(1)(2)(3)(4)(5)(6)(7)	$(10,770)	$(4,619)	$(8,019)	$1,730	$(6,477)	$(9,319)	$2,412	$(3,766)
Net income (loss) per share attributable to common stockholders, basic and diluted	$(0.09)	$(0.04)	$(0.06)	$0.01	$(0.05)	$(0.07)	$0.02	$(0.03)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	125,418	127,863	129,873	131,843	134,587	137,444	139,237	141,085
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	125,418	127,863	129,873	141,162	134,587	137,444	143,415	141,085

(1) Excludes stock-based compensation. See GAAP to Non-GAAP reconciliations.
(2) Excludes amortization of acquired intangible assets. See GAAP to Non-GAAP reconciliations.
(3) Excludes executive transition costs. See GAAP to Non-GAAP reconciliations.
(4) Excludes impairment expense. See GAAP to Non-GAAP reconciliations.
(5) Excludes restructuring charges. See GAAP to Non-GAAP reconciliations.
(6) Excludes amortization of debt discount and issuance costs. See GAAP to Non-GAAP reconciliations.
(7) Excludes net gain on extinguishment of debt. See GAAP to Non-GAAP reconciliations.

Consolidated Balance Sheets - Quarterly
(unaudited, in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Assets
Current assets:
Cash and cash equivalents	$348,463	$273,742	$270,300	$107,921	$150,809	$147,196	$217,514	$286,175
Marketable securities	198,116	123,605	158,055	214,799	178,677	164,569	90,733	9,707
Accounts receivable, net	85,344	78,295	98,622	120,498	107,517	113,878	116,800	115,988
Prepaid expenses and other current assets	29,717	29,500	24,481	20,455	23,207	25,312	28,011	28,325
Total current assets	661,640	505,142	551,458	463,673	460,210	450,955	453,058	440,195
Property and equipment, net	179,922	179,045	171,914	176,608	177,574	177,058	180,288	179,097
Operating lease right-of-use assets, net	60,615	56,733	52,927	55,212	54,420	52,451	47,700	50,433
Goodwill	670,192	670,356	670,356	670,356	670,356	670,356	670,356	670,356
Intangible assets, net	77,725	72,550	67,375	62,475	57,576	52,676	47,776	42,876
Marketable securities, non-current	117,518	78,042	32,280	6,088	1,743	—	—	—
Other assets	94,798	95,550	94,353	90,779	84,044	79,176	72,576	68,402
Total assets	$1,862,410	$1,657,418	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754	$1,451,359
Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable	$4,668	$5,561	$5,723	$5,611	$5,485	$5,532	$11,354	$6,044
Accrued expenses	42,311	47,001	56,595	61,818	35,555	34,445	40,854	41,622
Finance lease liabilities	24,763	22,233	19,250	15,684	11,974	8,178	4,882	2,328
Operating lease liabilities	20,516	20,575	21,533	24,042	22,580	25,399	23,857	25,155
Other current liabilities	32,942	36,234	40,234	40,539	44,633	35,748	33,261	29,307
Total current liabilities	125,200	131,604	143,335	147,694	120,227	109,302	114,208	104,456
Long-term debt, less current portion	705,378	472,369	472,823	343,507	343,837	344,167	344,498	337,614
Finance lease liabilities, noncurrent	10,858	7,026	3,860	1,602	440	—	—	—
Operating lease liabilities, noncurrent	56,275	51,448	47,775	48,484	46,857	44,634	40,565	39,561
Other long-term liabilities	6,144	7,217	4,298	4,416	2,756	3,382	3,029	4,478
Total liabilities	903,855	669,664	672,091	545,703	514,117	501,485	502,300	486,109
Stockholders’ equity:
Common stock	2	2	2	3	3	3	3	3
Additional paid-in capital	1,710,498	1,747,959	1,781,870	1,815,245	1,870,503	1,903,374	1,929,397	1,958,157
Accumulated other comprehensive loss	(5,594)	(3,152)	(1,934)	(1,008)	(521)	(282)	(22)	(100)
Accumulated deficit	(746,351)	(757,055)	(811,366)	(834,752)	(878,179)	(921,908)	(959,924)	(992,810)
Total stockholders’ equity	958,555	987,754	968,572	979,488	991,806	981,187	969,454	965,250
Total liabilities and stockholders’ equity	$1,862,410	$1,657,418	$1,640,663	$1,525,191	$1,505,923	$1,482,672	$1,471,754	$1,451,359

Consolidated Statements of Cash Flows – Quarterly
(unaudited, in thousands)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Cash flows from operating activities:
Net loss	$(44,687)	$(10,704)	$(54,311)	$(23,386)	$(43,427)	$(43,729)	$(38,016)	$(32,886)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation expense	12,040	12,920	13,055	13,587	13,277	13,318	13,656	13,786
Amortization of intangible assets	5,175	5,175	5,175	4,899	4,899	4,900	4,900	4,900
Non-cash lease expense	6,115	5,648	5,464	5,451	5,556	5,800	5,463	5,655
Amortization of debt discount and issuance costs	716	803	501	456	354	349	358	316
Amortization of deferred contract costs	3,425	3,746	4,082	4,295	4,573	4,531	4,773	4,746
Stock-based compensation	28,151	36,992	35,713	35,447	31,821	26,148	25,016	24,945
Deferred income taxes	—	—	—	(900)	228	333	339	893
Provision for credit losses	533	567	211	714	953	393	1,054	1,434
(Gain) loss on disposals of property and equipment	251	296	(42)	—	399	45	—	96
Amortization of premiums (discounts) on investments	449	298	(403)	(990)	(1,158)	(1,244)	(1,064)	(507)
Impairment of operating lease right-of-use assets	—	187	401	156	—	—	371	—
Impairment expense	—	—	4,316	—	—	3,137	559	448
Net gain on extinguishment of debt	—	(36,760)	—	(15,656)	—	—	—	(1,365)
Other adjustments	(243)	(85)	71	905	(259)	(178)	520	(897)
Changes in operating assets and liabilities:
Accounts receivable	3,701	6,482	(20,538)	(22,590)	12,028	(6,754)	(3,976)	(622)
Prepaid expenses and other current assets	(634)	217	5,019	4,107	(2,700)	(2,131)	(2,589)	(207)
Other assets	(7,212)	(4,771)	(4,286)	(6,868)	(1,814)	(3,210)	(2,705)	(4,140)
Accounts payable	(175)	1,119	314	(876)	101	(341)	4,754	(3,903)
Accrued expenses	(6,827)	234	340	(1,603)	(8,760)	1,911	2,707	1,220
Operating lease liabilities	(5,750)	(6,682)	(4,505)	(5,137)	(7,606)	(4,406)	(7,329)	(7,200)
Other liabilities	(3,889)	9,308	1,033	612	2,667	(3,820)	(3,789)	(1,492)
Net cash provided by (used in) operating activities	(8,861)	24,990	(8,390)	(7,377)	11,132	(4,948)	5,002	5,220
Cash flows from investing activities:
Purchases of marketable securities	—	—	(73,091)	(59,142)	(56,948)	(60,249)	(37,902)	—
Sales of marketable securities	—	774	1	24,850	—	—	—	—
Maturities of marketable securities	227,211	114,884	86,030	5,642	99,080	77,597	113,032	81,480
Advance payment for purchase of property and equipment	—	—	—	—	—	(790)	—	—
Purchases of property and equipment	(3,494)	(4,464)	(325)	(2,693)	(1,603)	(1,762)	(1,996)	(4,969)
Proceeds from sale of property and equipment	22	14	13	—	—	24	—	—
Capitalized internal-use software	(4,209)	(6,230)	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)	(5,602)
Net cash provided by (used in) investing activities	219,530	104,978	7,677	(37,245)	33,684	7,991	66,316	70,909
Cash flows from financing activities:
Payments of debt issuance costs	—	—	—	—	—	—	—	(5,729)
Cash paid for debt extinguishment	—	(196,934)	—	(113,606)	—	—	—	—
Repayments of finance lease liabilities	(8,645)	(6,557)	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)	(2,554)
Payment of deferred consideration for business acquisitions	—	(4,393)	—	—	—	(3,771)	—	—
Proceeds from exercise of vested stock options	336	535	1,137	161	111	180	19	805
Proceeds from employee stock purchase plan	2,596	2,191	2,222	1,550	2,881	1,034	2,168	161
Net cash used in financing activities	(5,713)	(205,158)	(2,682)	(117,827)	(1,880)	(6,793)	(1,109)	(7,317)
Effects of exchange rate changes on cash, cash equivalents, and restricted cash	116	469	(47)	70	(48)	(13)	109	(151)
Net increase (decrease) in cash, cash equivalents, and restricted cash	205,072	(74,721)	(3,442)	(162,379)	42,888	(3,763)	70,318	68,661
Cash, cash equivalents, and restricted cash at beginning of period	143,541	348,613	273,892	270,450	108,071	150,959	147,196	217,514
Cash, cash equivalents, and restricted cash at end of period	$348,613	$273,892	$270,450	$108,071	$150,959	$147,196	$217,514	$286,175

Free Cash Flow
(in thousands, unaudited)

	Quarter ended
	Q1 2023	Q2 2023	Q3 2023	Q4 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024
Net cash provided by (used in) operating activities	$(8,861)	$24,990	$(8,390)	$(7,377)	$11,132	$(4,948)	$5,002	$5,220
Capital expenditures(1):
Purchases of property and equipment	(3,494)	(4,464)	(325)	(2,693)	(1,603)	(1,762)	(1,996)	(4,969)
Proceeds from sale of property and equipment	22	14	13	—	—	24	—	—
Capitalized internal-use software	(4,209)	(6,230)	(4,951)	(5,902)	(6,845)	(6,829)	(6,818)	(5,602)
Repayments of finance lease liabilities	(8,645)	(6,557)	(6,041)	(5,932)	(4,872)	(4,236)	(3,296)	(2,554)
Advance payment for purchase of property and equipment (2)	—	—	—	—	—	(790)	—	—
Free Cash Flow	$(25,187)	$7,753	$(19,694)	$(21,904)	$(2,188)	$(18,541)	$(7,108)	$(7,905)
__________
(1)Capital expenditures are defined as cash used for purchases of property and equipment, net of proceeds from sale of property and equipment, capitalized internal-use software and payments on finance lease obligations, as reflected in our statement of cash flows.
(2)In the year ended December 31, 2024, we received $14.6 million of capital equipment that was prepaid prior to the current year, as reflected in the supplemental disclosure of our statement of cash flows.